SUPPLEMENT TO THE PROSPECTUS


The following information supersedes the information contained under the caption
"Fee  Table,   Portfolio   Annual   Expenses"  with  respect  to  the  following
Sub-Accounts:

     Portfolio Annual Expenses (After Expense Reimbursement) for Year Ended 12/31/99 (As a percentage of Portfolio average net assets)

     Sub-Account                            Management                 Other            Total
                                            Fees                       Expenses         Expenses

     INVESCO VIF-Equity Income Fund         0.75                       0.42             1.17
     INVESCO VIF-Total Return Fund          0.75                       0.42             1.17
     INVESCO VIF-High Yield Fund            0.60                       0.47             1.07



     Sub-Account (Without                   Management                 Other            Total
     Expense Reimbursement)                 Fees                       Expenses         Expenses

     INVESCO VIF-Equity Income Fund         0.75                       0.44             1.19
     INVESCO VIF-Total Return Fund          0.75                       0.55             1.30
     INVESCO VIF-High Yield Fund            0.60                       0.48             1.08



To be attached to the cover page of the Prospectus dated May 1, 2000.

This Supplement is dated May 31, 2000.